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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     MAY 1, 2003
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                          GENENCOR INTERNATIONAL, INC.
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               (Exact name of registrant as specified in charter)


DELAWARE                         000-31167                 16-1362385
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(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                File Number)              Identification No.)


925 PAGE MILL ROAD, PALO ALTO, CALIFORNIA                      94304
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (650) 846-7500
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        (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c) Exhibits

      The following exhibit is furnished pursuant to Item 12 as presented in
      Item 9 below:

      Exhibit 99.1 - Press release issued by Genencor International, Inc. on
                     May 1, 2003 regarding its financial results for the first quarter of 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION BEING FURNISHED UNDER ITEM 12).

      Pursuant to Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the information contained in this Item 9 is being furnished pursuant to Item 12, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

      On May 1, 2003, Genencor International, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      In addition to disclosing results that are determined in accordance with Generally Accepted Accounting Principles ("GAAP"), in the press release the Company also discloses non-GAAP financial measures that exclude the effects of restructuring and related charges recorded in the same period in 2002 on consolidated net income available/loss applicable to common stockholders and diluted earnings/loss per share and on the operating income of its Bioproducts segment. The Company is presenting non-GAAP financial measures excluding the effects of the restructuring and related charges because the Company believes it is useful for investors in assessing the Company's financial results compared to the same period in the prior year. Within the text of the attached release and in connection with each non-GAAP financial measure presented therein, the Company has presented the most directly comparable financial measure calculated in accordance with GAAP and has provided a reconciliation of the differences between the non-GAAP financial measure with its most directly comparable financial measure calculated and presented in accordance with GAAP.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENENCOR INTERNATIONAL, INC.


Dated:  May 1, 2003                    By:  /s/ Raymond J. Land
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                                            Raymond J. Land,
                                            Senior Vice President and
                                            Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit Number         Description
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
      99.1             Press release issued by Genencor International, Inc. on
                       May 1, 2003 regarding its financial results for the
                       first quarter of 2003.